Exhibit 10.3

                                     FORM OF

                     SECURITIES COLLATERAL PLEDGE AGREEMENT


      SECURITIES COLLATERAL PLEDGE AGREEMENT (this "AGREEMENT") dated as of May 22, 2002 by and between _______________________(1) having its chief executive office at 122 Fifth Avenue, New York, NY 10011 (the "PLEDGOR"), and FLEET NATIONAL BANK, a national banking association having an office located at 100 Federal Street, Boston, Massachusetts 02110 (the "ADMINISTRATIVE AGENT"), as administrative agent for itself and each other Bank (as defined below) under the terms of that certain Revolving Credit Agreement dated as of May 22, 2002 (as it may be amended from time to time, the "LOAN AGREEMENT") by and among the Barns & Noble, Inc. (the "Borrower"), the lending institutions that are party thereto (collectively, the "BANKS"), and the Administrative Agent.

      WHEREAS, the Borrower has requested that the Administrative Agent and the Banks to enter into the Loan Agreement;

      WHEREAS, the Borrower is the sole stockholder of the Pledgor, and the Pledgor has guaranteed the Borrower's obligations under the Loan Agreement pursuant to a subsidiary Guaranty of Even date (the "Guaranty");

      WHEREAS, the Pledgor is the direct legal and beneficial owner of the percentage interest set forth on Schedule 1 of the issued and outstanding shares of capital stock and membership interests, as the case may be, of each of the entities listed on Schedule 1 (each, a "SCHEDULED SUBSIDIARY" and collectively, the "SCHEDULED SUBSIDIARIES"); and

      WHEREAS, it is a condition precedent to the Banks' agreement to enter into the Loan Agreement and extend credit to the Pledgor thereunder that the Pledgor execute and deliver this Agreement and pledge the Securities Collateral (as defined below) to the Administrative Agent on the terms and conditions described herein.

      NOW, THEREFORE, in order to induce the Banks to enter into the Loan Agreement and extend credit to the Borrower thereunder, and in consideration thereof, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE 1. DEFINITIONS; INTERPRETATION.

       1.01 Generally. Capitalized terms used but not defined herein or in any certificate, report or other document delivered pursuant hereto shall have the meanings ascribed to such terms in the Loan Agreement. Except as otherwise defined herein, terms defined in the NY UCC (as defined below) and used herein shall have the meanings ascribed to such terms in the NY UCC; provided, however, that if a term is defined in


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(1)   See Footnote 2 on signature page.

Article 9 of the NY UCC differently than in another Article thereof, the term shall have the meaning set forth in Article 9.

       1.02 Terms Defined in this Agreement. For purposes of this Agreement, the following terms have the meanings set forth below:

      "ADDITIONAL SECURITIES" shall have the meaning set forth in clause (b) of
Article 2.

      "ADMINISTRATIVE AGENT" shall have the meaning set forth in the Preamble.

      "AGREEMENT" shall have the meaning set forth in the Preamble.

      "BANKS" shall have the meaning set forth in the Preamble.

      "CASH COLLATERAL" shall have the meaning set forth in Section 3.05(b).

      "CASH COLLATERAL ACCOUNT" shall have the meaning set forth in Section 3.05(b).

      "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

      "LOAN AGREEMENT" shall have the meaning set forth in the Preamble.

       "NY UCC" means the Uniform Commercial Code in effect in the State of New York, as it may be amended from time to time, provided, that if by reason of mandatory provisions of law, matters pertaining to the perfection or non-perfection of the security interest in any Securities Collateral, the effect of such perfection or non-perfection, or the availability of any remedy hereunder, is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, "NY UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions of this Agreement relating to the matters so governed.

      "PLEDGED SECURITIES" means the Scheduled Securities, any Additional Securities, and all other Investment Property at any time pledged or required to be pledged hereunder, including, without limitation, (a) with respect to any Domestic Subsidiary, securities representing all of the ownership interest in each such Domestic Subsidiary at any time owned by the Pledgor and (b) with respect to any Foreign Subsidiary, securities representing not more than 65% of the total combined voting power of all classes of ownership interest of such Foreign Subsidiary entitled to vote and not more than 65% of any other Investment Property of such Foreign Subsidiary, in each case at any time owned by the Pledgor.

      "PLEDGOR" shall have the meaning set forth in the Preamble.

      "SCHEDULED SECURITIES" shall have the meaning set forth in clause (a) of
Article 2.

      "SCHEDULED SUBSIDIARY(IES)" shall have the meaning set forth in the Preamble.

      "SEC" means the United States Securities and Exchange Commission.

      "SECURITIES ACT" means the Securities Act of 1933, as amended.

      "SECURITIES COLLATERAL" shall have the meaning set forth in Article 2.

      "TIME DEPOSITS" shall have the meaning set forth in Section 3.05(b).

      "UNIFORM COMMERCIAL CODE" means, in reference to any jurisdiction, the Uniform Commercial Code as adopted and in effect in such jurisdiction, as it may be amended from time to time.

      1.03 Terms Defined in NY UCC. For purposes of this Agreement, the terms for which definitions are supplied by the NY UCC include, without limitation, the terms set forth below. Such term and section references are provided for convenience only, and the omission of any term from the following list shall not be construed to mean that the NY UCC definition of such omitted term does not apply.

            "CERTIFICATED SECURITY"     Section 8-102(a)(4)
            "ENTITLEMENT HOLDER"        Section 8-102(a)(7)
            "ENTITLEMENT ORDER"         Section 8-102(a)(8)
            "FILING OFFICE"             Section 9-102(a)(37)
            "FINANCIAL ASSET"           Section 8-102(a)(9)
            "FINANCING STATEMENT"       Section 9-102(a)(39)
            "INVESTMENT PROPERTY"       Section 9-102(a)(49)
            "ISSUER"                    Section 8-201
            "PAYMENT INTANGIBLE"        Section 9-102(a)(61)
            "PROCEEDS"                  Section 9-102(a)(64)
            "SECURITIES INTERMEDIARY"   Section 8-102(a)(14)
            "SECURITY"                  Section 8-102(a)(15)
            "SECURITY ENTITLEMENT"      Section 8-102(a)(17)
            "SUPPORTING OBLIGATION"     Section 9-102(a)(77)
            "UNCERTIFICATED SECURITY"   Section 8-102(a)(18)

      1.04  Matters of Interpretation and Construction.

             (a) The language of this Agreement, having been negotiated by the parties hereto, shall not be construed against any party hereto by reason of the extent to which such party or its counsel participated in the drafting hereof or by reason of the extent to which any such provision is inconsistent with any prior draft hereof.

             (b) Use of the singular shall be deemed to include the plural and use of the plural shall be deemed to include the singular. Use of any gender shall be deemed to include all other genders.

            (c) A reference to any law, agreement or other document includes any amendment or modification to such law, agreement or document.

            (d) A reference to any Person includes its successors and permitted assigns.

            (e) Unless the context clearly requires otherwise, reference to a particular "Article" or "Section" refers to the corresponding article or section of this Agreement.

            (f) Unless the context clearly requires otherwise, use of the word "including" shall mean "including, without limitation".

ARTICLE 2. GRANT OF SECURITY. As security for the prompt and unconditional payment and performance of the Obligations, and for the benefit of the Administrative Agent and the Banks, the Pledgor hereby pledges, collaterally assigns and transfers to the Administrative Agent, and grants the Administrative Agent a security interest in, all of the Pledgor's right, title and interest in and to the following, whether now owned or hereafter acquired, and all Proceeds thereof (collectively, the "SECURITIES COLLATERAL"):

      (a) the Securities owned by the Pledgor on the date hereof as described in
Schedule 1 hereto (the "SCHEDULED SECURITIES"), the certificates representing the Scheduled Securities, if any, and all distributions or other property (regardless of form) at any time received, receivable or otherwise distributed (whether by dividend or distribution, or upon the consolidation, merger, recapitalization, reclassification or liquidation of the Issuer, or otherwise) in respect of or in exchange for any or all of the Scheduled Securities, and all other Financial Assets, Investment Property and monies owned by the Pledgor and relating thereto;

      (b) all additional Securities of any Issuer of the Scheduled Securities from time to time acquired by the Pledgor in any manner ("ADDITIONAL SECURITIES"), the certificates representing such Additional Securities, if any, and all distributions or other property (regardless of form) at any time received, receivable or otherwise distributed (whether by dividend or distribution, or upon the consolidation, merger, recapitalization, reclassification or liquidation of the Issuer, or otherwise) in respect of or in exchange for any or all of the such Additional Securities, and all other Financial Assets, Investment Property and monies owned by the Pledgor and relating thereto, provided, however, that the term "ADDITIONAL SECURITIES" shall not include Securities issued by a Foreign Subsidiary if the pledge of such Securities would result in more than 65% of the total combined voting power of all classes of capital stock of such Foreign Subsidiary entitled to vote, or more than 65% of any other Investment Property or other Securities of such Foreign Subsidiary, to be subject to pledge pursuant to this Agreement; and

      (c)  the Cash Collateral Account and all of the Cash Collateral.

Notwithstanding anything to the contrary stated herein, the term "SECURITIES COLLATERAL" shall not include income or Proceeds received by the Pledgor to the extent that the Pledgor is expressly permitted to retain such income or Proceeds under Article 4.

ARTICLE 3. DELIVERY AND CONTROL; FINANCING STATEMENTS.

      3.01 Certificated Securities. With respect to Pledged Securities that are Certificated Securities, the Pledgor shall deliver to the Administrative Agent the original certificates representing same accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to the Administrative Agent, to be held by the Administrative Agent upon the terms and conditions set forth in this Agreement.

      3.02 Uncertificated Securities. With respect to Pledged Securities that are Uncertificated Securities, the Pledgor shall, pursuant to an agreement in form and substance reasonably satisfactory to the Administrative Agent, at the Administrative Agent's option either (i) cause the Issuer to agree to comply with instructions from the Administrative Agent as to such securities, without further consent of the Pledgor, or (ii) arrange for the Administrative Agent to become the registered owner of the Securities.

      3.03 Additional Securities. If the Pledgor shall acquire by purchase, stock dividend or otherwise any Additional Securities at any time or from time to time after the date hereof, the Pledgor will forthwith notify the Administrative Agent of such acquisition and shall immediately take such action with respect to such Additional Securities as is required under Section 3.01 or 3.02, as the case may be. The Pledgor authorizes the Administrative Agent to attach as Schedule 1 hereto from time to time an updated list of the Pledged Securities (including the Issuers thereof) then pledged with the Administrative Agent hereunder.

      3.04 Securities Collateral Held By Intermediaries. If any Pledged Securities, whether Certificated or Uncertificated, or other Securities Collateral, now held or hereafter acquired by the Pledgor are held by the Pledgor or its nominee through a Securities Intermediary, the Pledgor shall immediately notify the Administrative Agent of such fact and, at the request and option of the Administrative Agent, (a) cause any certificates representing such Pledged Securities to be delivered to the Administrative Agent in accordance with Section 3.01, or (b) pursuant to an agreement in form and substance reasonably satisfactory to the Administrative Agent, either (i) cause such Securities Intermediary to agree to comply with Entitlement Orders or other instructions from the Administrative Agent to such Securities Intermediary as to such Pledged Securities or other Securities Collateral without further consent of the Pledgor or such nominee, or (ii) arrange for the Administrative Agent to become the Entitlement Holder with respect to such Pledged Securities or other Securities Collateral, with the Pledgor being permitted, only with the consent of the Administrative Agent, to exercise rights to withdraw or otherwise deal with such Pledged Securities or other Securities Collateral.

      3.05 Dividends, Distributions, Etc. Upon the occurrence and during the continuance of an Event of Default:

      (a) all sums of money and property paid or distributed in respect of the Pledged Securities, whether as a dividend or upon a liquidation, dissolution, recapitalization or reclassification of the Issuer, or otherwise, that are received by the Pledgor shall be paid over and delivered to the Administrative Agent and held or applied, as the case may be, as provided in subsection (b) below. The Pledgor agrees to forthwith endorse, assign and deliver such items to the Administrative Agent, accompanied by such instruments of transfer or assignment duly executed in blank as the Administrative Agent may from time to time reasonably specify.

      (b) all sums of cash or cash equivalents that are delivered to the Administrative Agent pursuant to this Section 3.05 shall be applied to pay the Obligations, or if Letters of Credit are the only outstanding Obligations, shall be deposited into an interest bearing account with the Administrative Agent (the "CASH COLLATERAL ACCOUNT"). All other items of property shall be held by the Administrative Agent as security for the payment and performance in full of the Obligations. Some or all of the funds from time to time in the Cash Collateral Account may be invested in time deposits, including, without limitation, certificates of deposit issued by the Administrative Agent (such certificates of deposit or other time deposits being hereinafter referred to, collectively, as "TIME DEPOSITS"), that are satisfactory to the Administrative Agent after consultation with the Pledgor, provided that, in each such case, arrangements reasonably satisfactory to the Administrative Agent are made and are in place to perfect and to ensure the first priority status of the security interest of the Administrative Agent therein. Interest earned on the Cash Collateral Account and on the Time Deposits, and the principal of the Time Deposits at maturity that is not invested in new Time Deposits, shall be deposited in the Cash Collateral Account. The Cash Collateral Account, all sums from time to time standing to the credit of the Cash Collateral Account, all Time Deposits, all instruments or other writings evidencing Time Deposits, and all Proceeds of any of the foregoing, are hereinafter referred to as the "CASH COLLATERAL".

      (c) except as otherwise expressly provided in Article 12, the Pledgor shall have no right to withdraw sums from the Cash Collateral Account, to receive any of the Cash Collateral or to require the Administrative Agent to part with possession of any instruments or other writings evidencing any Time Deposits.

      3.06 Stock Transfer Records. Upon request of the Administrative Agent, the Pledgor shall deliver to the Administrative Agent the stock transfer books of each Scheduled Subsidiary to be held by the Administrative Agent for the duration of the pledge hereunder, provided that prior to the occurrence and continuance of an Event of Default, the Pledgor shall only be required to deliver copies of such stock transfer books to the Administrative Agent.

      3.07 Items Held in Trust. All items required to be paid or delivered to the Administrative Agent under this Article 3 shall, until so paid or delivered to the

Administrative Agent, be held in trust for the benefit of the Administrative Agent and the Banks, as security for the payment and performance in full of the Obligations.

      3.08 Authorization to File Financing Statements and Take Other Action. The Pledgor hereby irrevocably authorizes the Administrative Agent at any time and from time to time to sign (if required) and file in any appropriate Filing Office, wherever located, any Financing Statement that (a) describes the Securities Collateral in a manner consistent with Article 2 hereof, and (b) contains any other information required by Part 5 of Article 9 of the Uniform Commercial Code of the applicable jurisdiction for the sufficiency or Filing Office acceptance of any Financing Statement, including whether the Pledgor is an organization, the type of organization and any organization identification number issued to the Pledgor. The Pledgor also authorizes the Administrative Agent to file a copy of this Agreement in lieu of a Financing Statement, and to take any and all actions required by any earlier versions of the Uniform Commercial Code or by any other applicable law. The Pledgor shall provide the Administrative Agent with any information the Administrative Agent shall reasonably request in connection with any of the foregoing.

ARTICLE 4. DIVIDENDS; VOTING.

      4.01 Unless an Event of Default shall have occurred and be continuing, the Pledgor shall be entitled to receive all cash dividends and distributions paid in respect of the Pledged Securities without delivering such sums to the Administrative Agent or depositing such sums in the Cash Collateral Account, to vote and exercise any and all other voting and consensual rights with respect to the Pledged Securities and to give consents, waivers or ratifications in respect thereof, provided that no vote shall be cast or consent, waiver or ratification given or action taken which would violate or be inconsistent with any of the terms of this Agreement or the other Loan Documents or which could reasonably be expected to have an adverse effect on the interest of the Administrative Agent in the Securities Collateral.

      4.02 Upon the occurrence and during the continuance of an Event of Default, (i) the Pledgor's rights under Section 4.01 shall immediately cease,
(ii) all cash dividends and other distributions in respect of the Pledged Securities shall be deposited to the Cash Collateral Account in accordance with the provisions of Article 3, and (iii) the Administrative Agent shall have the right to vote, and to give consents, waivers and ratifications with respect to, the Pledged Securities. If the Administrative Agent elects not to exercise such rights, the Pledgor may continue to exercise such rights, provided that the Pledgor shall not take any vote or other action with respect to such Pledged Securities that could reasonably be expected to have an adverse effect on the interest of the Administrative Agent in the Securities Collateral, and if so directed in writing, shall vote or take such other action as directed by the Administrative Agent. The Pledgor hereby grants to the Pledgee, an irrevocable proxy to exercise all voting and consensual rights with respect to the Pledged Securities and to give consents, waivers or ratifications in respect thereof, which proxy shall only be effective upon the occurrence of an Event of Default and shall remain effective during the continuance of an Event of Default.

ARTICLE 5. REPRESENTATIONS, WARRANTIES AND COVENANTS OF PLEDGOR. For so long as this Agreement shall remain in effect, the Pledgor represents, warrants and covenants to and with the Administrative Agent as follows:

      5.01 The Pledgor has the requisite power, authority and legal right to execute, deliver and perform its obligations under this Agreement and to pledge and grant a security interest in all of the Securities Collateral. The execution, delivery and performance of this Agreement, and the pledge of and granting of a security interest in the Securities Collateral hereunder, have been duly authorized by all necessary corporate or other action of the Pledgor and do not contravene (i) any law, rule or regulation, (ii) any provision of the Pledgor's charter documents or by-laws, (iii) any judgment, decree or order of any arbitrator, court or other adjudicatory or regulatory body or (iv) any agreement or instrument to which the Pledgor is a party or by which it or any of its property is bound or affected or constitute a default thereunder other than those, in the case of clauses (i) and (iv), that could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

      5.02 The Pledgor is the owner, legally, beneficially and of record, of all of the Scheduled Securities free of any Encumbrances, except for Encumbrances specifically permitted under the terms of the Loan Agreement. All of the Scheduled Securities have been duly and validly issued, and are fully paid and nonassessable.

      5.03 The Pledgor covenants that, with respect to any Additional Securities that it may pledge to the Administrative Agent in the future, at the time of such pledge, (a) the Pledgor will be the legal, beneficial and record owner of such Additional Securities free of any Encumbrances, except for Encumbrances specifically permitted under the terms of the Loan Agreement, (b) the Pledgor will have the requisite legal right, power and authority to pledge same to the Administrative Agent hereunder and (c) all such Additional Securities shall be duly and validly issued, and will be fully paid and nonassessable.

      5.04 Schedule 1 accurately sets forth as to each Issuer of Scheduled Securities (i) the total number of issued and outstanding Securities of such Issuer and (ii) the total number of such Securities that have been pledged hereunder. With respect to each Foreign Subsidiary whose capital stock is pledged hereunder by the Pledgor, the Pledgor has pledged stock representing at least 65%, but not more than 66 1/3% of the total combined voting power of all classes of capital stock of such Foreign Subsidiary entitled to vote.

      5.05 Upon execution and delivery of the Loan Documents by the parties thereto and the delivery by the Pledgor of the Scheduled Securities and related certificates to the Administrative Agent accompanied by instruments of transfer or assignment duly executed in blank in form and substance reasonably satisfactory to the Administrative Agent or, if a security interest in any of the Securities Collateral may not under applicable law be perfected by possession, then upon the filing of appropriate Financing Statements, the Administrative Agent will obtain a valid first lien on, and perfected security interest in, the Securities Collateral and the Proceeds thereof, subject to no prior Encumbrance.

      5.06 The Pledgor will defend the security interest of the Administrative Agent in the Securities Collateral against the competing claims and demands of all other Persons, other than claims or demands related to Encumbrances specifically permitted under the terms of the Loan Agreement.

      5.07 Except as may be permitted by the Loan Agreement, the Pledgor will not (a) sell or otherwise dispose of, grant any option with respect to, or mortgage, pledge (except pursuant to this Agreement) or otherwise encumber any of the Securities Collateral, any shares in the capital stock of any Subsidiary, or any membership or other ownership interest therein, or (b) consent to or approve the issuance of (i) any additional shares of any class of capital stock of any Subsidiary, or the issuance of any membership or other ownership interest in any Subsidiary; (ii) any securities convertible voluntarily by the holder thereof or automatically upon the occurrence or nonoccurrence of any event or condition into, or exchangeable for, any such shares or interests; or (iii) any warrants, options, rights, or other commitments entitling any person to purchase or otherwise acquire any such shares or interests except pursuant to an employee stock option plan of such Subsidiary authorizing the grant of no more than 30% of such Subsidiary's shares or interests.

      5.08 The Pledgor, at its sole cost and expense, will execute and deliver all such instruments, and take all such other action as the Administrative Agent from time to time may reasonably request, in order to further effectuate the purposes of this Agreement and to carry out the terms hereof.

ARTICLE 6. REMEDIES UPON EVENT OF DEFAULT.

      6.01 Remedies in General. Following the occurrence and during the continuance of an Event of Default, the Administrative Agent shall be entitled to exercise all of its rights, powers and remedies (whether vested in it by this Agreement, the other Loan Documents or by law) for the protection and enforcement of its rights in respect of the Securities Collateral, and the Administrative Agent shall be entitled, without limitation, to exercise the following rights and remedies (in addition to the rights and remedies of a secured party under the NY UCC), which the Pledgor hereby agrees are commercially reasonable:

      (a) to cause the Pledged Securities and any other Securities constituting Securities Collateral to be transferred into its own name or the name(s) of its nominee(s) or successor(s) in interest on the books of the Issuer of such Securities;

      (b) to collect, receive and hold as Cash Collateral for the Obligations (or apply the same to any Obligation) all dividends, distributions and other income on the Pledged Securities and the other Securities Collateral;

      (c) to vote all or any part of the Pledged Securities (whether or not transferred into the name of a Person other than the Pledgor pursuant to clause
(a)) and give all consents, waivers and ratifications in respect of the Securities Collateral and otherwise act with respect thereto as though the Administrative Agent was the outright owner thereof;

      (d) to demand, sue for, collect or make any compromise or settlement the Administrative Agent deems suitable in respect of any Securities Collateral;

      (e) subject to applicable law, at any time or from time to time to sell, assign and deliver, or grant options to purchase, all or any part of the Securities Collateral, or any interest therein in accordance with the provisions of Section 6.02; and

      (f) to set off against the Obligations any and all sums deposited with the Administrative Agent or held by it, including without limitation, any sums or Financial Assets standing to the credit of the Cash Collateral Account and any Time Deposits issued by the Administrative Agent.

The Administrative Agent may enforce its rights hereunder without any other notice and without compliance with any other condition precedent now or hereafter imposed by statute, rule of law or otherwise (all of which are hereby expressly waived by the Pledgor, to the fullest extent permitted by law).

      6.02 Sale of Securities Collateral.

      (a) In the event of any disposition of the Securities Collateral as provided in Section 6.01(e), the Administrative Agent shall give to the Pledgor at least ten (10) days' prior written notice of the time and place of any public sale of the Securities Collateral or of the time after which any private sale or any other intended disposition is intended to be made. The Pledgor hereby acknowledges that ten (10) days' prior written notice of such sale or sales constitutes reasonable notice. If any of the Securities Collateral is sold by the Administrative Agent upon credit or for future delivery, the Administrative Agent shall not be liable for the failure of the purchaser to pay for the same and in such event the Administrative Agent may resell such Securities Collateral. At any public sale of Securities Collateral, unless prohibited by applicable law, the Administrative Agent or any holder of the Obligations may bid for and purchase all or any part of the Securities Collateral so sold free from any such right or equity of redemption; and if any part or all of the Securities Collateral is of a type customarily sold in a recognized market or is of the type which is the subject of widely-distributed standard price quotations, the Administrative Agent or any holder of the Obligations may buy at a private sale and may make payment therefor by any means including, without limitation, cancellation of indebtedness secured thereby and payment of any surplus to the Pledgor or such other party as may be required by applicable law.

      (b) The Pledgor recognizes that the Administrative Agent may be unable to effect a public sale of the Pledged Securities by reason of certain prohibitions contained in the

Securities Act, federal banking laws or other applicable laws, regulations, or agreements to which such Pledged Securities may be subject and, therefore, may be compelled to resort to one or more private sales thereof to a restricted group of purchasers. Notwithstanding the foregoing, the Pledgor shall not be required to register the Pledged Securities under the Securities Act or applicable state or foreign law securities laws. The Pledgor agrees that any such private sales, which may be at prices and other terms less favorable to the seller than if sold at public sales, shall be deemed to have been made in a "commercially reasonable" manner within the meaning of the NY UCC, provided that the notice specified in Section 6.02(a) shall have been given to the Pledgor. The Administrative Agent shall be under no obligation to delay a sale of any of the Pledged Securities for the period of time necessary to permit the Issuer of such Pledged Securities to register same for public sale under the Securities Act, or such other federal banking or applicable laws, even if the Issuer agrees to do so. Subject to the foregoing, the Administrative Agent agrees that any sale of the Securities Collateral shall be made in a commercially reasonable manner.

      (c) The Pledgor agrees to do or cause to be done all acts and things as may be reasonably necessary to cause the sale(s) of all or any portion of the Securities Collateral pursuant to this Article 6 to be valid and binding and to comply with any and all applicable laws, including, without limitation, the Securities Act, the Exchange Act, SEC and other regulations, orders, writs, injunctions or decrees of any and all courts, arbitrators or governmental agencies or similar regulatory bodies having jurisdiction over any such sale or sales, all at the Pledgor's sole cost and expense except that the Pledgor shall not be required to register the Pledged Securities under the Securities Act or applicable state or foreign law securities laws. In furtherance and not in limitation of the foregoing, at the request of the Administrative Agent, the Pledgor shall use best efforts to cause any Issuer(s) of Securities Collateral contemplated to be sold:

            (i) to execute and deliver, and to cause its directors and officers to execute and deliver, all instruments and documents, and to do or cause to be done all other acts and things as may be necessary or advisable (in the opinion of legal counsel to the Administrative Agent) to cause such Pledged Securities to be exempt from the registration requirements of the Securities Act; and

            (ii) to comply with the provisions of the securities or "Blue Sky" laws of any jurisdiction which the Administrative Agent shall reasonably designate and, if required, to make available to its Security holders, as soon as practicable, an earnings statement (which need not be audited) which will allow Persons to take advantage of the provisions of Section 11(a) of the Securities Act.

      6.03 Appointment as Attorney-in-Fact. The Pledgor hereby irrevocably appoints the Administrative Agent as the Pledgor's attorney-in-fact with full power of substitution, effective upon the occurrence and during the continuance of an Event of Default, to take any and all of the actions specified in this
Article 6 and elsewhere in this Agreement with full authority in the name of the Pledgor and at the Pledgor's sole cost and expense. This power of attorney is coupled with an interest and shall be irrevocable for so long as this Agreement shall remain in effect.

      6.04 Injunctive Relief. The Pledgor acknowledges that a breach of any of the covenants contained in this Article 6 will cause irreparable injury to the Administrative Agent and the Banks, and that the Administrative Agent and the Banks have no adequate remedy at law in respect of such breach. As a consequence, the Pledgor agrees that each and every covenant contained in this
Article 6 shall be specifically enforceable against the Pledgor, and the Pledgor hereby (i) agrees not to assert in defense of any action for specific performance that the Administrative Agent has not suffered irreparable harm or that the Administrative Agent has an adequate remedy at law, and (ii) waives any defense based upon the grounds set forth in clause (i) of this Section 6.04.

ARTICLE 7. REMEDIES CUMULATIVE. Each right, power and remedy of the Administrative Agent or any holder of the Obligations provided for in this Agreement, the other Loan Documents, or now or hereafter existing at law or in equity, or otherwise, shall be cumulative and concurrent and shall be in addition to every other such right, power or remedy. The exercise or beginning of the exercise by the Administrative Agent or any holder of the Obligations of one or more of such rights, powers or remedies shall not preclude the simultaneous or subsequent exercise by the Administrative Agent or any holder of the Obligations of all such other rights, powers or remedies, and no failure or delay on the part of the Administrative Agent or any holder of the Obligations to exercise any such right, power or remedy shall operate as a waiver thereof.

ARTICLE 8. MARSHALLING. The Administrative Agent may exercise its rights with respect to the Securities Collateral without resorting or regard to other collateral or sources of reimbursement. The Administrative Agent shall not be required to marshal any present or future collateral security for, or other assurances of payment of, the Obligations or any of them, or to resort to such collateral security or other assurances of payment in any particular order. To the extent that it may lawfully do so, the Pledgor hereby (a) agrees that it will not invoke any law relating to the marshalling of collateral that might cause delay in or impede the enforcement of the Administrative Agent's rights with respect to the Obligations or any of the Collateral and (b) irrevocably waives the benefits of all such laws.

ARTICLE 9. APPLICATION OF MONEYS BY THE ADMINISTRATIVE AGENT. All monies collected upon any sale of the Securities Collateral hereunder, together with all other monies received by the Administrative Agent hereunder, shall be applied in the same manner as set forth in Section 9.01(h) of the Security Agreement of the Pledgor.

ARTICLE 10. PLEDGOR'S OBLIGATIONS ABSOLUTE. The obligations of the Pledgor under this Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation: (a) any renewal, extension, amendment or modification of or addition or supplement to or deletion from the other Loan Documents, or any assignment or transfer of the other Loan Documents; (b) any waiver, consent, extension, indulgence or other action or inaction under or in respect of the Loan Documents; (c) any furnishing of any additional collateral security to the Administrative Agent or its assignee or any acceptance thereof or any release of any collateral security by the Administrative Agent or its assignee; (d) any limitation on any party's liability or obligations under the Loan Documents or any invalidity or unenforceability, in whole or in part, of the same; or (e) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to the Pledgor or any other Person, or any action taken with respect to this Agreement by any trustee or receiver or by any court, in any such proceeding; whether or not the Pledgor shall have notice or knowledge of any of the foregoing. The Pledgor expressly consents to any and all of the foregoing and, to the maximum extent permitted by law, waives any rights or defenses relating to the enforcement of this Agreement that the Pledgor may have in connection therewith. Except for notices specifically provided for herein, the Pledgor hereby expressly waives demand, notice, protest, notice of acceptance of this Agreement, notice of loans made, credit extended, collateral received or delivered or other action taken in reliance hereon and all other demands and notices of any description.

ARTICLE 11. EXONERATION OF ADMINISTRATIVE AGENT. Under no circumstances shall the Administrative Agent be deemed to assume any responsibility for or obligation or duty with respect to any part or all of the Securities Collateral of any nature or kind, or any matter or proceedings arising out of or relating thereto, other than (i) to exercise reasonable care in the physical custody of the Securities Collateral and (ii) following the occurrence and during the continuance of an Event of Default, to act in a commercially reasonable manner. The Administrative Agent shall not be required to take any action of any kind to collect, preserve or protect its or the Pledgor's rights in the Securities Collateral or against any other Person. The Administrative Agent's prior recourse to any part or all of the Securities Collateral shall not constitute a condition of any demand, suit or proceeding for payment or collection of the Obligations.

ARTICLE 12. TERMINATION. The obligations of the Pledgor hereunder shall terminate when the commitment of the Banks to extend credit under the Loan Agreement shall have terminated and all of the Obligations have been paid in full in cash and discharged and promptly upon such full and complete performance and satisfaction, Pledgee shall surrender, at the request and expense of the Pledgor, any remaining Securities Collateral and money received in respect thereof to the Pledgor; provided, however, that:

            (a) if a claim is made upon the Administrative Agent or the Banks at any time for repayment or recovery of any amounts or any property received by the Administrative Agent or the Banks from any source on account of any of the Obligations and the Administrative Agent or the Banks repay or return any amounts or property so received (including interest thereon to the extent required to be paid by the Administrative Agent or the Banks) or

            (b) if the Administrative Agent or the Banks become liable for any part of such claim by reason of (i) any judgment or order of any court or administrative authority having competent jurisdiction, or (ii) any settlement or compromise of any such claim, then the Pledgor shall remain obligated under this Agreement with respect to the amounts so repaid or property so returned and the amounts for which the Administrative Agent or the Banks become liable (such amounts being deemed part of the Obligations), and the security interest granted herein shall apply with full force and effect to such Obligations, to the same extent as if such amounts or property had never been received by the Administrative Agent or the Banks, notwithstanding any termination hereof or the cancellation of any instrument or agreement evidencing any of the Obligations.

ARTICLE 13. OVERDUE AMOUNTS. Until paid, all amounts due and payable by the Pledgor hereunder shall constitute an Obligation under the Loan Documents and shall be secured by the Securities Collateral. Such amounts shall bear interest at the rate per annum provided in the Loan Agreement to be paid on Base Rate Loans after the occurrence of an Event of Default.

ARTICLE 14. MISCELLANEOUS.

      14.01 Successors and Assigns. This Agreement shall be binding upon the Pledgor, the Administrative Agent and the Banks and their respective successors and assigns, and shall inure to the benefit of the Administrative Agent and the Banks and their respective successors, transferees and assigns, as permitted by the Loan Agreement. The Pledgor may not assign any of its obligations hereunder without the prior written consent of the Administrative Agent.

      14.02 Survival. All representations, warranties, covenants and agreements contained in this Agreement shall survive the execution and delivery of the Loan Documents and shall continue for so long as this Agreement shall remain in effect.

      14.03 Severability. If any provision of this Agreement shall be held invalid or unenforceable by any court of competent jurisdiction, that holding shall not invalidate or render unenforceable any other provision hereof.

      14.04 Amendments; Waiver, Etc. No provision of this Agreement, or any right of the Administrative Agent in respect of the Obligations, can be changed, waived, modified, discharged or terminated except by an instrument in writing signed by the Administrative Agent and the Pledgor expressly referring to the provision of this Agreement or the right to which such instrument relates; and no such waiver shall extend to, affect or impair any right with respect to any obligation which is not expressly dealt with therein. No course of dealing or delay or omission on the part of the Administrative Agent or the Banks or any of them in exercising any right shall operate as a waiver of such right or any other right, or otherwise be prejudicial thereto. A waiver on any one occasion shall not be construed as a bar to or waiver of any right on any future occasion.

      14.05 Counterparts. This Agreement and any amendment hereof may be executed in several counterparts by each party on a separate counterpart, each of which when so executed and delivered shall be an original, but all of which together shall constitute one and the same instrument.

      14.06 Captions. Captions and headings in this Agreement are for convenience only and in no way define, limit or describe the scope or intent of the provisions hereof.

      14.07 Notices. All notices, approvals, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been given when delivered in the manner provided in the Loan Agreement and delivered to a party at its address for notice set forth in the Loan Agreement or to such other address as a party shall furnish by notice to the other parties.

      14.08 Governing Law. This Agreement shall be governed by, and interpreted and defined in accordance with, the laws of the State of New York (without regard to its principles relating to choice and conflicts of law).

      14.09 CONSENT TO JURISDICTION. THE PLEDGOR AND ADMINISTRATIVE AGENT EACH AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK LOCATED IN NEW YORK COUNTY, OR IN THE UNITED STATES DISTRICT COURT SITTING IN NEW YORK, NEW YORK, OR ANY APPELLATE COURT TO WHICH APPEALS MAY BE TAKEN FROM ANY OF THE FOREGOING COURTS, AND CONSENTS TO THE NON-EXCLUSIVE JURISDICTION OF SUCH COURTS AND TO SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON THE PLEDGOR BY MAIL AT THE ADDRESS ABOVE. THE PLEDGOR AND ADMINISTRATIVE AGENT EACH HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

      14.10 WAIVER OF JURY TRIAL. EACH OF THE PLEDGOR AND THE ADMINISTRATIVE AGENT KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS PLEDGE AGREEMENT OR ANY OTHER LOAN DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR THE ADMINISTRATIVE AGENT TO ENTER INTO THIS PLEDGE AGREEMENT AND FOR THE BANKS TO MAKE LOANS AND EXTEND CREDIT TO THE PLEDGOR. EXCEPT AS PROHIBITED BY LAW, EACH OF THE PLEDGOR AND ADMINISTRATIVE AGENT WAIVES ANY RIGHT WHICH IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION REFERRED TO IN THE FIRST SENTENCE OF THIS

SECTION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. THE PLEDGOR (I) CERTIFIES THAT NEITHER THE ADMINISTRATIVE AGENT, NOR ANY BANK NOR ANY REPRESENTATIVE, ADMINISTRATIVE AGENT OR ATTORNEY OF THE ADMINISTRATIVE AGENT OR ANY BANK HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE ADMINISTRATIVE AGENT OR ANY BANK WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS AND
(II) ACKNOWLEDGES THAT, IN ENTERING INTO THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS TO WHICH THE ADMINISTRATIVE AGENT IS A PARTY, THE ADMINISTRATIVE AGENT AND THE BANKS ARE RELYING UPON, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION.

                            (signatures on next page)

      IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective duly authorized officers as of the day and year first above written.

PLEDGOR:                                ADMINISTRATIVE AGENT:

BARNES & NOBLE ENTITY(2)                FLEET NATIONAL BANK, as
                                        Administrative Agent


By:  /s/ Maureen O'Connell              By:  /s/ Thomas J. Bullard
   -----------------------                 -----------------------
Name:  Maureen O'Connell                Name:  Thomas J. Bullard
Title:  Chief Financial Officer         Title:    Director
Hereunto Duly Authorized                Hereunto Duly Authorized





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(2) Maureen O'Connell executed separate Securities Collateral Pledge Agreements for Barnes & Noble, Inc. and the following direct and indirect subsidiaries of Barnes & Noble, Inc.:

B&N General Partner (Pennsylvania) Corp. I
B&N General Partner (Pennsylvania) Corp. II
B&N General Partner (Georgia) Corp.
B&N Limited Partner (Georgia) Corp.
B&N General Partner (Texas) Corp.
B&N Limited Partner (Texas) Corp.
Barnes & Noble Publishing, Inc.
B&N.com Holding Corp.

                         Exhibits and Schedules Omitted